EXHIBIT 10.48

FIRST AMENDMENT TO LIMITED DURATION WAIVER OF POTENTIAL DEFAULTS AND EVENTS OF DEFAULT UNDER CREDIT AGREEMENT

This First Amendment to Limited Duration Waiver Of Potential Defaults And Events Of Default Under Credit Agreement (the “Amendment”) is made as November 25, 2008, by and among the Pilgrim’s Pride Corporation, a Delaware Corporation (“Borrower”), the Syndication Parties (whose signatures appear below), and CoBank ACB, as Administrative Agent for the Syndication Parties (“CoBank”).

Recitals:

        A.The Borrower, the Syndication Parties and the Agent are parties to that certain Limited Duration Waiver Of Potential Defaults And Events Of Default Under Credit Agreement dated as of October 26, 2008 (the “Waiver Agreement”).

        B.Pursuant to the Waiver Agreement, the Required Lenders agreed, among other things, to waive the Subject Defaults for during the period ending on November 26, 2008.

       C.The Borrower has requested that the Required Lenders amend the Waiver Agreement to extend the Waiver Period and to amend certain other provisions thereof, and the Required Lenders are willing to do so subject to the terms and conditions set forth herein.

Accordingly, subject to the satisfaction of the conditions precedent set forth below, the Borrower and the Required Lenders agree as follows:

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Incorporation of Recitals; Defined Terms.  The Borrower acknowledges that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Amendment by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Waiver Agreement.

2.Amendment of Section 2.1 of the Waiver Agreement.

Section 2.1 of the Waiver Agreement shall be amended to read as follows:

    2.1.Except as provided in this Subsection 2.1 of this Agreement, the Agent and the Syndication Parties reserve the right to exercise any and all of their rights, powers and remedies under the Credit Agreement and the other Loan Documents, including the right to cease making Loans, and the right to accelerate the maturity of all outstanding Bank Debt.  Subject to satisfaction of the terms and conditions contained in this Agreement, the Agent and the Syndication Parties agree to waive the Subject Defaults and shall, with respect to the Subject Defaults (but not with respect to any other Potential Default or Event of Default that may be existing or that may occur), not exercise their rights, powers and remedies under the Credit Agreement or the other Loan Documents but only for the period beginning October 28, 2008, and ending at 12:00 Noon, Chicago time, on December 1, 2008 (the “Waiver Period”).

          3.Amendment of the Waiver Agreement.  The definition of "Subject Defaults" in the Waiver Agreement shall be amended to include the Indenture Payment Event (as defined below).

                  4.Amendment of Section 4.3 of the Waiver Agreement.

Section 4.3 of the Waiver Agreement shall be amended to read as follows:

No later than December 1, 2008, the Borrower shall execute and deliver a deed of trust or mortgage and assignment of leases and rents with respect to Borrower’s interest in each unencumbered property of the Borrower pursuant to section 10.18(f) of the Credit Agreement.

         5.Acknowledgement of Liens.  The Borrower hereby acknowledges and agrees that all indebtedness, obligations and liabilities of the Borrower, owing to the Agent and the Syndication Parties arising out of or in any manner relating to the Loan Documents, shall continue to be secured by liens and security interests on all of the Collateral pursuant to the Loan Documents heretofore or hereafter executed and delivered by the Borrower, and nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Amendment.

          6.Representations and Warranties.  The Borrower represents and warrants to the Agent and the Syndication Parties that:

    (a)the Borrower has full right and authority to enter into this Amendment and to perform all of its obligations under the Waiver Agreement as amended hereby;

    (b)this Amendment and the performance or observance by the Borrower of any of the matters and things herein provided for do not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any provision of the organizational documents (e.g., certificate or articles of incorporation and by-laws) of the Borrower, or (ii) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any of its Property;

    (c)the obligations of the Borrower under the Waiver Agreement as amended hereby are legal, valid, enforceable (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally) and subsisting and not subject to set-off, defense (other than payment) or counterclaim;

    (d)no Potential Default or Event of Default has occurred and is continuing, other than the Subject Defaults;

    (e)the Company’s indebtedness, obligations and liabilities to the Agent and the Syndication Parties under the Loan Documents constitute “Designated Senior Indebtedness” as defined in the First Supplemental Indenture dated as of January 24, 2007, between the Company and Wells Fargo Bank, National Association, as Trustee, relating to the Company’s 8-3/8% Senior Subordinated Notes due 2017; and

    (f)the Company has decided that during the Waiver Period as extended by this Amendment it will not pay any interest on its 8-3/8% Senior Subordinated Notes due 2017 or its 7-5/8% Senior Notes due May-1, 2015 (the "Indenture Payment Event").

          7.Release.  For value received, including without limitation, the agreements of the Syndication Parties in this Amendment, the Borrower hereby releases the Agent and each Syndication Party, its current and former shareholders, directors, officers, agents, employees, attorneys, consultants, and professional advisors (collectively, the “Released Parties”) of and from any and all demands, actions, causes of action, suits, controversies, acts and omissions, liabilities, and other claims of every kind or nature whatsoever, both in law and in equity, known or unknown, which such Borrower has or ever had against the Released Parties from the beginning of the world to this date arising in any way out of the existing financing arrangements between the Borrower and the Syndication Parties, and the Borrower further acknowledges that, as of the date hereof, it does not have any counterclaim, set-off, or defense against the Released Parties, each of which the Borrower hereby expressly waives.

          8.Waiver Agreement Remains Effective.  Except as expressly set forth in this Amendment, the Waiver Agreement and all of the obligations of the Borrower thereunder, the rights and benefits of the Agent and Syndication Parties thereunder, and the liens and security interests created thereby remain in full force and effect.  Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Waiver Agreement except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Amendment.  This Amendment is intended by the Syndication Parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions of this Amendment.

          9.Fees and Expenses.  The Company shall pay on demand all fees and expenses (including attorneys’ fees) incurred by the Agent and its counsel in connection with this Amendment and the other instruments and documents being executed and delivered in connection herewith, and all fees and expenses of counsel to the Agent with respect to the credit facilities subject to the Credit Agreement.

          10.Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

    (a)the Borrower, the Agent, and the Required Lenders shall have executed and delivered this Amendment and consent in the space provided for that purpose below, on or before November 26, 2008;

    (b)the Agent shall have received a copy of a fully executed amendment to the BMO Limited Duration Waiver extending the waiver under the BMO Limited Duration Waiver of any default under the BMO Credit Agreement that is analogous to the Subject Defaults for a period ending no earlier that the Waiver Period as extended by this Amendment, which amendment shall not contain or add to the BMO Limited Duration Waiver any other terms or provisions that are not contained in the Waiver Agreement as amended by this Amendment or that are inconsistent with the terms of the Waiver Agreement as amended by this Amendment or that are more favorable to the lenders under the BMO Credit Agreement than the terms of the Waiver Agreement as amended by this Amendment are favorable to the Syndication Parties, and which otherwise shall be in form and substance reasonably satisfactory to the Agent, and such amendment to the BMO Limited Duration Waiver shall be effective;

    (c)the Agent shall have received a copy of a fully executed amendment to the Fairway Limited Duration Waiver extending the waiver thereunder of any default under the Receivables Purchase Agreement that is analogous to the Subject Defaults for a period ending no earlier that the Waiver Period as extended by this Amendment, agreeing to extend the existing amendments to the Amended and Restated Receivables Purchase Agreement during the Waiver Period and agreeing to continue to provide credit thereunder during the Waiver Period as extended by this Amendment, which limited duration waiver shall not contain any other terms or provisions that are not contained in the Waiver Agreement as amended by this Amendment or that are inconsistent with the terms of the Waiver Agreement as amended by this Amendment or that are more favorable to the lenders under the Receivables Purchase Agreement than the terms of the  Waiver Agreement as amended by this Amendment are favorable to the Banks, and which otherwise shall be in form and substance reasonably satisfactory to the Agent, and such amendment to the Fairway Limited Duration Waiver shall be effective; and

    (d)the payment of the current legal fees and expenses referred to in Section 9 above.

          11.General Provisions.

(a)Authority of Borrower.  By its acceptance hereof, the Borrower hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Amendment constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with its terms.

(b)Severability.  Any provision of this Amendment held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)Loan Document.  The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(d)Survivability.  Unless otherwise expressly stated herein, the provisions of this Amendment shall survive the termination of the Waiver Period.

(e)Counterparts.  This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original.  This Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.  Any party delivering an executed counterpart of this Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(f)Governing Law.  This Amendment shall be governed by Colorado law and shall be governed and interpreted on the same basis as the Credit Agreement.

(g)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

(h)Headings.  The captions or headings in this Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

(i)No Other Modifications.  The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

 [Signature Pages to Follow]

80386851.3
DALDMS/652641.3

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Limited Duration Waiver Of Potential Defaults And Events Of Default Under Credit Agreement to be executed as of the date and year first above written.

ADMINISTRATIVE AGENT:CoBank, ACB

By:/s/ James Matzat
Name:James Matzat
Title:Vice President

BORROWER:Pilgrim’s Pride Corporation

By:           /s/ Richard A. Cogdill
Name: Richard A. Cogdill
Title: Vice President, Secretary and Treasurer

SYNDICATION PARTIES:CoBank, ACB

By:/s/ James Matzat
Name:James Matzat
Title:Vice President

Agriland, FCS

By: /s/ Dwayne Young
Name:Dwayne Young
Title:Chief Executive Officer

Deere Credit, Inc.

By: /s/ John H. Winger
Name:John H. Winger
Title:Manager, AFS Credit Operations

{Signature Page to First Amendment}

Bank of the West

By:/s/ Larry L. Redding
Name:Larry L. Redding
Title:Vice President

John Hancock Life Insurance Company

By:/s/ Dwayne Bertrand
Name:Dwayne Bertrand
Title:Managing Director

The Variable Annuity Life Insurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

The United States Life Insurance Company in the City of New York
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

Merit Life Insurance Co.
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

{Signature Page to First Amendment}

American General Assurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

AIG International Group, Inc.
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

AIG Annuity Insurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

Transamerica Life Insurance Company

By:
Name:
Title:

The CIT Group/Business Credit, Inc.

By:
Name:
Title:

Metropolitan Life Insurance Company

By:/s/ Barry L. Bogseth
Name:Barry L. Bogseth
Title:Director

{Signature Page to First Amendment}

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank-Nederland” New York Branch

By:/s/ Richard J. Beard
Name:Richard J. Beard
Title:Executive Director

By:/s/ Rebecca Morrow
Name:Rebecca Morrow
Title:Executive Director

Farm Credit Services of America, PCA

By:/s/ Bruce Dean
Name:Bruce Dean
Title:Vice President

The Prudential Insurance Company of America

By:
Name:
Title:

{Signature Page to First Amendment}

DALDMS/652641.3